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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: April 24, 2001
                        (Date of earliest event reported)


                            JDS Uniphase Corporation
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                      0-22874                94-2579683
----------------------------          -----------          ------------------
(State or other jurisdiction          (Commission           (I.R.S. employer
     of incorporation)                file number)         identification no.)


                210 Baypointe Parkway, San Jose, California 95134
           -----------------------------------------------------------
           (Address of principal executive offices including Zip Code)


Registrant's telephone number, including area code         (408) 434-1800
                                                           --------------

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Item 7. Financial Statements and Exhibits.

Exhibit 99.1. Information contained in a script in connection with a conference call to be delivered by the officers of the Registrant on April 24, 2001 furnished pursuant to Item 9 of this Form 8-K.

Exhibit 99.2 Press Release dated April 24, 2001.

Item 9. Regulation FD Disclosure.

        On April 24, 2001, officers of JDS Uniphase Corporation, a Delaware corporation (the "Registrant"), will deliver a conference call that includes information contained in a script which is furnished as Exhibit 99.1 to this Report on Form 8-K and incorporated herein by reference.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            JDS UNIPHASE CORPORATION



                            By:     /s/ Michael C. Phillips
                                    Michael C. Phillips
                                    Senior Vice President, Business Development,
                                    General Counsel


Date:  April 24, 2001

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                                  EXHIBIT INDEX

Exhibit 99.1. Information contained in a script in connection with a conference call to be delivered by the officers of the Registrant on April 24, 2001 furnished pursuant to Item 9 of this Form 8-K.

Exhibit 99.2 Press Release dated April 24, 2001.